Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Michael Chavez, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Allmarine Consultants Corporation on Form 10-QSB for the quarterly period ended February 28, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Allmarine Consultants Corporation.

                                Allmarine Consultants Corporation

                                 By: /s/ Michael Chavez
                                Michael Chavez
                                Chief Executive Officer and
                                Chief Financial Officer
                                (Principal Accounting Officer)

        DATED: April  23 , 2007